Supplemental Information December 31, 2010

National Health Investors, Inc.

222 Robert Rose Drive

Murfreesboro, Tennessee 37129

Phone: (615) 890-9100

Fax: (615) 225-3030

www.nhinvestors.com

Email: investor_relations@nhinvestors.com

CORPORATE

Disclaimer

 3

Analyst Coverage

4

Investor Relations Contact

4

Senior Management

4

Board of Directors

4

Company Profile

4

Long-Term Growth

5

Value Creation

5

Dividend History

5

FINANCIAL

Condensed Balance Sheets

6

Condensed Statements of Income

7

Funds From Operations - FFO

8

Funds Available for Distribution - FAD

9

EBITDA Reconciliation

10

Interest Coverage Ratio

10

PORTFOLIO

Portfolio Summary

11

Geographic Distribution

12

Lease Renewal Years

13

Mortgage Maturities

13

DEFINITIONS

Annualized Revenues

14

Facility Types

14

Funds available for distribution – FAD

14

Funds from operations – FFO

14

Normalized FFO and Normalized FAD

14

Investment (NBV)

14

CORPORATE

DISCLAIMER

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward-looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995.  All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as “may”, “will”, “believes”, anticipates”, “expects”, “intends”, “estimates”, “plans”, and other similar expressions are forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking.  Such risks and uncertainties include, among other things, the following risks, which are described in more detail under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2010:

•     We depend on the operating success of our customers (facility operators) for collection of our revenues during this time of uncertain economic conditions and legislative healthcare reform in the U.S.;

•     We are exposed to risk that our tenants and borrowers may become subject to bankruptcy or insolvency proceedings;

•     We are exposed to risks related to governmental payors and regulations and the effect they have on our tenants’ and borrowers’ business;

•     We are exposed to risk that the cash flows of our tenants and borrowers will be adversely affected by increased liability claims and general and professional liability insurance costs;

•     We are exposed to risks related to environmental laws and the costs associated with the liability related to hazardous substances;

•     We are exposed to the risk that we may not be indemnified by our lessees and borrowers against future litigation;

•     We depend on the success of future acquisitions and investments;

•     We depend on the ability to reinvest cash in real estate investments in a timely manner and on acceptable terms;

•     We may incur more debt and intend to replace our current credit facility with longer term debt in the future, which long term debt may be unavailable on terms acceptable to the Company;

•     We are exposed to the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties;

•     We are exposed to the risk that our assets may be subject to impairment charges;

•     We depend on the ability to continue to qualify as a real estate investment trust;

•     We have ownership limits in our charter with respect to our common stock and other classes of capital stock, and

•     We are subject to certain provisions of Maryland law and our charter and bylaws that could hinder, delay or prevent a change in control transaction, even if the transaction involves a premium price for our common stock or our stockholders believe such transaction to be otherwise in their best interests.

In this Supplemental Information we refer to non-GAAP financial measures.  These non-GAAP measures are not prepared in accordance with generally accepted accounting principles.  A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation.

Throughout this presentation, certain abbreviations and acronyms are used to simplify the format.  A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous.

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ANALYST COVERAGE	INVESTOR RELATIONS CONTACT
Stifel Nicolaus & Company, Inc.	Roger R. Hopkins, CPA
J.J.B. Hilliard, W.L. Lyons, LLC	rhopkins@nhinvestors.com
JMP Securities, LLC	(615) 890-9100 ext. 108
Wells Fargo Securities, LLC

SENIOR MANAGEMENT	BOARD OF DIRECTORS
W. Andrew Adams	W. Andrew Adams	J. Justin Hutchens
Chairman and Chief Executive Officer	Chairman and Chief Executive Officer	President and Chief Operating Officer
	National Health Investors, Inc.	National Health Investors, Inc.
J. Justin Hutchens
President and Chief Operating Officer	Robert A. McCabe, Jr.	Robert T. Webb
	Chairman	President (Retired) and Founder
Roger R. Hopkins, CPA	Pinnacle Financial Partners	Webb's Refreshments, Inc.
Chief Accounting Officer
Ted H. Welch
Kristin S. Gaines	Ted Welch Investments
Chief Credit Officer

COMPANY PROFILE

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation incorporated in 1991, is a real estate investment trust ("REIT") which invests in income-producing health care properties primarily in the long-term care industry.  Our mission is to invest in health care real estate assets which generate current income that will be distributed to stockholders.  We have pursued this mission by acquiring properties to lease and making mortgage loans nationwide.  These investments involve 118 health care properties in 23 states consisting of 78 skilled nursing facilities, 31 assisted living facilities, 2 medical office buildings, 4 independent living facilities, 1 acute psychiatric hospital, 1 acute care hospital and 1 transitional rehabilitation center.  We have funded these investments in the past through three sources of capital: (1) current cash flow, including principal prepayments from our borrowers, (2) the sale of equity securities, and (3) debt offerings, including the issuance of convertible debt instruments, bank lines of credit, and ordinary term loans.

Investor Snapshot as of		December 31, 2010

Exchange:	NYSE	52 week Low/High:	$32.03	$48.31	Market Capitalization:	$1.25 billion
Symbol:	NHI	Dividend/Yield:	$2.42	5.36%
Closing Price:	$45.02	Shares Outstanding:	27,689,392

Portfolio Revenue Snapshot as of December 31, 2010

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LONG-TERM GROWTH

VALUE CREATION

Total Return*
	NHI	S&P 500	NAREIT	S&P 500 – Standard & Poor’s index of 500 large- cap common stocks
1 year	27.50%	15.06%	27.59%
5 years	20.60%	2.28%	2.41%
10 years	28.99%	1.41%	10.33%	NAREIT – FTSE NAREIT US Real Estate Index
15 years	10.93%	6.76%	9.89%	Series of all publicly traded REITS
Since inception**	13.26%	8.46%	10.46%

*assumes reinvestment of dividends
**since inception of NHI in Oct. '91

DIVIDEND HISTORY

The Board of Directors approves a regular quarterly dividend which is reflective of expected taxable income on a recurring basis.  Company transactions that are infrequent and non-recurring that generate additional taxable income have been distributed to shareholders in the form of special dividends.  Taxable income is determined in accordance with the IRS Code and is different than net income for financial statement purposes determined in accordance with accounting principles generally accepted in the U.S.

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FINANCIAL

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	December 31,
	2010	2009
Assets
Real estate properties:
Land	$42,493	$28,490
Buildings and improvements	420,704	322,296
	463,197	350,786
Less accumulated depreciation	(135,543)	(126,925)
Real estate properties, net	327,654	223,861
Mortgage notes receivable, net	75,465	94,588
Investment in preferred stock, at cost	38,132	38,132
Cash and cash equivalents	2,664	45,718
Marketable securities	22,476	21,322
Accounts receivable, net	471	401
Straight-line rent receivable	4,928	1,788
Assets held for sale, net	36,853	33,420
Deferred costs and other assets	698	130
Total Assets	$509,341	$459,360

Liabilities and Stockholders' Equity
Borrowings under revolving credit facility	$37,765	$-
Earnest money deposit	3,475	150
Deferred real estate purchase consideration	4,000	3,000
Accounts payable and accrued expenses	3,388	2,754
Dividends payable	16,752	17,959
Deferred income	1,461	885
Total Liabilities	66,841	24,748

Commitments and Contingencies

Stockholders' Equity
Common stock, $.01 par value; 40,000,000 shares authorized; 27,689,392 and
27,629,505 shares issued and outstanding, respectively	277	276
Capital in excess of par value	462,392	459,842
Cumulative dividends in excess of net income	(35,499)	(39,609)
Unrealized gains on marketable securities	15,330	14,103
Total Stockholders' Equity	442,500	434,612
Total Liabilities and Stockholders' Equity	$509,341	$459,360

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CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009
Revenues:
Rental income	$18,025	$13,989	$71,653	$54,012
Mortgage interest income	1,576	2,075	6,743	9,145
	19,601	16,064	78,396	63,157
Expenses:
Depreciation	2,843	2,091	10,986	7,343
Legal expense	611	681	1,152	1,954
Franchise, excise and other taxes	43	180	637	730
General and administrative	1,299	1,217	7,696	5,255
Loan and realty recoveries	-	-	(573)	(1,077)
	4,796	4,169	19,898	14,205
Income before non-operating items	14,805	11,895	58,498	48,952
Non-operating income	1,232	3,290	5,191	8,581
Interest expense and amortization of loan costs	(378)	(89)	(1,552)	(175)
Income from continuing operations	15,659	15,096	62,137	57,358
Discontinued operations
Income from operations - discontinued	1,296	1,195	5,280	6,871
Net gain on sale of real estate	-	-	2,004	-
Income from discontinued operations	1,296	1,195	7,284	6,871
Net income	$16,955	$16,291	$69,421	$64,229

Weighted average common shares outstanding:
Basic	27,686,217	27,603,646	27,664,482	27,586,338
Diluted	27,783,517	27,656,684	27,732,959	27,618,300

Earnings per common share:
Basic:
Income from continuing operations	$.57	$.55	$2.25	$2.08
Discontinued operations	.05	.04	0.26	0.25
Net income per common share	$.62	$.59	$2.51	$2.33

Diluted:
Income from continuing operations	$.56	$.54	$2.24	$2.07
Discontinued operations	.05	.04	0.26	0.25
Net income per common share	$.61	$.58	$2.50	$2.32

Dividends declared per common share	$0.605	$0.65	$2.36	$2.30

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FUNDS FROM OPERATIONS (FFO)

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009

Net income	$16,955	$16,291	$69,421	$64,229
Real estate depreciation in continuing operations	2,660	1,990	10,328	7,112
Real estate depreciation in discontinued operations	38	313	205	1,253
Net gain on sale of real estate	-	-	(2,004)	-
Funds from operations	$19,653	$18,594	$77,950	$72,594
Collection and recognition of past due rent	-	-	(1,520)	(2,654)
(Gains, recoveries) and losses on sales of marketable securities	-	(1,944)	-	(2,403)
Recoveries of previous write-downs	-	-	(573)	(1,077)
Recognition of deferred credits	-	-	-	(1,493)
Expenses related to abandoned capital offering	378	-	378	-
Other items	-	-	248	(626)
Normalized FFO	$20,031	$16,650	$76,483	$64,341

Weighted average common shares outstanding:
Basic	27,686,217	27,603,646	27,664,482	27,586,338
Diluted	27,783,517	27,656,684	27,732,959	27,618,300

FFO per share:
Basic	$0.71	$0.67	$2.82	$2.63
Diluted	$0.71	$0.67	$2.81	$2.63

Normalized FFO per share:
Basic	$0.72	$0.60	$2.76	$2.33
Diluted	$0.72	$0.60	$2.76	$2.33

FFO payout ratio:
Dividends declared per common share	$0.605	$0.65	$2.36	$2.30
FFO per diluted share	$0.71	$0.67	$2.81	$2.63
FFO payout ratio	85.2%	97.0%	84.0%	87.5%

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FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except share and per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009

Net income	$16,955	$16,291	$69,421	$64,229
Real estate depreciation in continuing operations	2,660	1,990	10,328	7,112
Real estate depreciation in discontinued operations	38	313	205	1,253
Net gain on sale of real estate	-	-	(2,004)	-
Straight-line lease revenue, net	(910)	(340)	(3,269)	(627)
Non-cash stock based compensation	164	77	2,368	853
Funds available for distribution	18,907	18,331	77,049	72,820
Collection and recognition of past due rent	-	-	(1,520)	(2,654)
(Gains, recoveries) and losses on sales of marketable securities	-	(1,944)	-	(2,403)
Recoveries of previous write-downs	-	-	(573)	(1,077)
Recognition of deferred credits	-	-	-	(1,493)
Expenses related to abandoned capital offering	378	-	378	-
Other items	-	-	248	(626)
Normalized FAD	$19,285	$16,387	$75,582	$64,567

Weighted average common shares outstanding:
Basic	27,686,217	27,603,646	27,664,482	27,586,338
Diluted	27,783,517	27,656,684	27,732,959	27,618,300

FAD per share:
Basic	$0.68	$0.66	$2.79	$2.64
Diluted	$0.68	$0.66	$2.78	$2.64

Normalized FAD per share:
Basic	$0.70	$0.59	$2.73	$2.34
Diluted	$0.69	$0.59	$2.73	$2.34

FAD payout ratio:
Dividends declared per common share	$0.605	$0.65	$2.36	$2.30
FAD per diluted share	$0.68	$0.66	$2.78	$2.64
FAD payout ratio	89.0%	98.5%	84.9%	87.1%

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EBITDA RECONCILIATION AND INTEREST COVERAGE RATIO

(in thousands)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2010	2009	2010	2009

Net income	$16,955	$16,291	$69,421	$64,229
Interest expense and amortization of loan costs	378	89	1,552	175
Franchise, excise and other taxes	43	180	637	730
Depreciation in continuing operations	2,843	2,091	10,986	7,343
Depreciation in discontinued operations	37	319	217	1,278
EBITDA	$20,256	$18,970	$82,813	$73,755

Interest expense and amortization of loan costs	$378	$89	$1,552	$175

Interest Coverage Ratio	54:1	213:1	53:1	421:1

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PORTFOLIO

PORTFOLIO SUMMARY as of December 31, 2010

	Properties	Beds/Units/ Sq. Ft.	Investment (NBV)	YTD Revenue	% of segment
Leases
Skilled Nursing(1)	51	6,858	$174,394,000	$48,249,000	67.34%
Assisted Living	29	1,675	122,817,000	16,195,000	22.60%
Medical Office Buildings	2	88,517	4,910,000	1,060,000	1.48%
Independent Living	4	456	6,825,000	1,853,000	2.59%
Acute Psychiatric Hospitals	1	66	12,245,000	1,487,000	2.08%
Acute Care Hospitals	1	55	5,706,000	2,809,000	3.92%
Total Leases	88		$326,897,000	$71,653,000	100.00%

(1) Skilled Nursing
NHC facilities*	38	5,274	$45,718,000	$34,004,000	47.46%
All other facilities	13	1,584	128,676,000	14,245,000	19.88%
	51	6,858	$174,394,000	$48,249,000	67.34%

* On October 17, 1991, the NHC facilities were transferred to NHI at their then current book value in a non-taxable exchange.

Mortgages
Skilled Nursing	27	2,730	$63,295,000	$5,934,000	88.00%
Assisted Living	2	146	4,650,000	511,000	7.58%
Transitional Rehabilitation	1	70	7,520,000	298,000	4.42%
Total Mortgages	30	2,946	$75,465,000	$6,743,000	100.00%

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GEOGRAPHIC DISTRIBUTION as of December 31, 2010

	SNF	ALF	ILF	MOB	ACH	APH	TRC	TOTAL	YTD Revenue
Tennessee	20	3	2	-	-	-	-	25	$17,997,000
Florida	10	7	-	1	-	-	-	18	15,059,000
Texas	6	-	-	1	-	-	-	7	7,766,000
South Carolina	4	1	-	-	-	-	-	5	6,686,000
Arizona	1	4	-	-	-	-	1	6	5,170,000
Kentucky	2	-	-	-	1	-	-	3	4,372,000
Missouri	8	-	1	-	-	-	-	9	2,945,000
Minnesota	-	5	-	-	-	-	-	5	2,520,000
Michigan	-	4	-	-	-	-	-	4	2,444,000
Alabama	2	-	-	-	-	-	-	2	2,140,000
Virginia	7	-	-	-	-	-	-	7	2,077,000
Georgia	5	-	-	-	-	-	-	5	1,750,000
California	-	-	-	-	-	1	-	1	1,487,000
New Jersey	-	1	-	-	-	-	-	1	1,372,000
Idaho	1	-	1	-	-	-	-	2	920,000
Massachusetts	4	-	-	-	-	-	-	4	874,000
Kansas	5	-	-	-	-	-	-	5	622,000
New Hampshire	3	-	-	-	-	-	-	3	530,000
Illinois	-	1	-	-	-	-	-	1	517,000
Pennsylvania	-	1	-	-	-	-	-	1	403,000
Iowa	-	2	-	-	-	-	-	2	359,000
Indiana	-	1	-	-	-	-	-	1	289,000
Oregon	-	1	-	-	-	-	-	1	97,000
	78	31	4	2	1	1	1	118	$78,396,000

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LEASE RENEWAL YEARS AND MORTGAGE MATURITIES as of December 31, 2010

	2011	2012	2013	2014	2015 - 2018	2019 - 2022	Thereafter	TOTALS
Leases
Skilled Nursing
Annualized Revenue	$1,280,000	$-	$-	$6,474,000	$416,000	$34,005,000	$6,642,000	$48,817,000
Properties	2	-	-	6	1	38	4	51
Assisted Living
Annualized Revenue	364,000	-	1,372,000	-	2,506,000	1,543,000	12,498,000	18,283,000
Properties	1	-	1	-	3	4	20	29
Medical Office Buildings
Annualized Revenue	-	-	396,000	-	664,000	-	-	1,060,000
Properties	-	-	1	-	1	-	-	2
Independent Living
Annualized Revenue	646,000	-	-	-	-	1,207,000	-	1,853,000
Properties	1	-	-	-	-	3	-	4
Acute Care Hospitals
Annualized Revenue	-	2,809,000	-	-	-	-	-	2,809,000
Properties	-	1	-	-	-	-	-	1
Acute Psychiatric Hospitals
Annualized Revenue	-	-	-	-	-	-	1,779,000	1,779,000
Properties	-	-	-	-	-	-	1	1

Total Annualized Revenues	$2,290,000	$2,809,000	$1,768,000	$6,474,000	$3,586,000	$36,755,000	$20,919,000	$74,601,000

Mortgages
Skilled Nursing
Annualized Revenue	$1,404,000	$955,000	$181,000	$1,004,000	$291,000	$-	$1,358,000	$5,193,000
Properties	7	3	1	8	2	-	6	27
Assisted Living
Annualized Revenue	-	-	-	97,000	414,000	-	-	511,000
Properties	-	-	-	1	1	-	-	2
Transitional Rehabilitation
Annualized Revenue	-	-	-	-	502,000	-	-	502,000
Properties	-	-	-	-	1	-	-	1

Total Annualized Revenues	$1,404,000	$955,000	$181,000	$1,101,000	$1,207,000	$-	$1,358,000	$6,206,000

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DEFINITIONS

Annualized Revenue

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals.  Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Facility Types

ACH – Acute-care hospital ALF – Assisted living facility

APH – Acute psychiatric hospital ILF – Independent living facility

MOB – Medical office building SNF –Skilled nursing facility

TRC – Transitional rehabilitation center

Funds from operations - FFO

FFO is an important supplemental measure of operating performance for a REIT.  Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO.  FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.  The term FFO was designed by the REIT industry to address this issue.  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FFO may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company’s FFO to that of other REITs.  FFO in and of itself does not represent cash generated from operating activities in accordance with GAAP (FFO does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Funds available for distribution - FAD

FAD is usually calculated by subtracting from Funds from Operations (FFO) both normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances) and "straight-lining" of rents.  This calculation is sometimes referred to as Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD).  Our measure may not be comparable to similarly titled measures used by other REITs.  Consequently, our FAD may not provide a meaningful measure of our performance as compared to that of other REITs.  Since other REITs may not use our definition of FAD, caution should be exercised when comparing our Company’s FAD to that of other REITs.  FAD in and of itself does not represent cash generated from operating activities in accordance with GAAP (FAD does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and is not necessarily indicative of cash available to fund cash needs.

Normalized FFO & Normalized FAD

Normalized FFO and Normalized FAD excludes from FFO and FAD, respectively, any material one-time items reflected in GAAP net income.  Excluded items may include, but are not limited to, impairments of assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, asset write-downs and recoveries of previous write-downs.

Investment (NBV)

The term Investment (NBV) refers to the net carrying value of our real estate and mortgage investments.

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